Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies.
Commitments and Contingencies

13.   Commitments and Contingencies

Commitments

The Company has certain irrevocable letters of credit used to satisfy real estate lease agreements for three of our offices in lieu of security deposits that reduced the capacity of Revolver G by $1.8 million as of December 31, 2019. The $1.8 million letters of credit remain outstanding as of December 31, 2020; however they no longer reduce the Revolver G capacity following a 2020 amendment to the credit agreement.

Claims and Litigation

The Company is a defendant in various lawsuits and other pending and threatened litigation and other adversarial matters which have arisen in the ordinary course of business as well as regulatory investigations, all which have arisen in the ordinary course of business. While the ultimate outcome with respect to such proceedings cannot be predicted with certainty, the Company does not believe they will result, individually or in the aggregate, in a material adverse effect upon our financial condition or results of operations, or cash flows.

In addition, on February 24, 2021 and March 5, 2021, putative securities class action complaints captioned Srock v. MultiPlan Corporation et al., No. 1:21‑cv‑1640 (S.D.N.Y.) and Verger v. MultiPlan Corporation et al., No. 1:21-cv-01965 (S.D.N.Y.) were filed in the United States District Court for the Southern District of New York. The Srock lawsuit was voluntarily dismissed on March 15, 2021. The Verger lawsuit is brought against the Company; its Chief Executive Officer, Mr. Mark Tabak; and its Chief Financial Officer, Mr. David Redmond, as well as individuals and entities involved in the Transactions, including Paul Galant, our President, New Markets, and Glenn August and Michael Klein, each of whom currently serve on our Board. The complaint asserts claims for violations of Sections 10(b), 14(a), and 20(a) of the Securities Exchange Act of 1934 and Rules 10b‑5 and 14a‑9 promulgated thereunder and seeks damages based on alleged material misrepresentations and omissions concerning the Transactions. The proposed class period is July 12, 2020, through November 10, 2020, inclusive. The Company cannot reasonably estimate a potential future loss or a range of potential future losses and has not recorded a contingent liability accrual as of December 31, 2020.

We accrue for costs associated with certain contingencies, including, but not limited to, settlement of legal proceedings, regulatory compliance matters and self-insurance exposures when such costs are probable and reasonably estimable. Such accruals are included in other accrued expenses on the accompanying consolidated balance sheets. In addition, we accrue for legal fees incurred in defense of asserted litigation and regulatory matters as such legal fees are incurred. To the extent it is probable under our existing insurance coverage that we are able to recover losses and legal fees related to contingencies, we record such recoveries concurrently with the accrual of the related loss or legal fees. Significant management judgment is required to estimate the amounts of such contingent liabilities and the related insurance recoveries. In our determination of the probability and ability to estimate contingent liabilities and related insurance recoveries we consider the following: litigation exposure based on currently available information, consultations with external legal counsel, adequacy and applicability of existing insurance coverage and other pertinent facts and circumstances regarding the contingency. Liabilities established to provide for contingencies are adjusted as further information develops, circumstances change, or contingencies are resolved; and such changes are recorded in the accompanying consolidated statements of (loss) income and comprehensive (loss) income during the period of the change and appropriately reflected in other accrued liabilities on the accompanying consolidated balance sheets.